1 #96297977v8 VENTAS, INC. PERFORMANCE SHARE UNIT AGREEMENT THIS PERFORMANCE SHARE UNIT AGREEMENT (“Agreement”) is made and entered into as of the _____ day of __________, _____ (the “Grant Date”), by and between VENTAS, INC., a Delaware corporation (the “Company”), and Debra A. Cafaro, an employee of the Company (“Employee”), pursuant to the Ventas, Inc. 2022 Incentive Plan (the “Plan”). AGREEMENT: The parties agree as follows: 1. Grant of Performance Share Units; Performance Goals. (a) As of the Grant Date, the Company hereby grants Employee a Performance Share Unit (“PSU”) award, consisting of up to the maximum number of PSUs specified below. Each earned PSU is a notional amount that represents one (1) unvested share of Common Stock (a “Share”) and constitutes the right, subject to the terms and conditions of the Plan and this Agreement, to distribution of a vested Share following the vesting of such PSU and satisfaction of the other requirements contained herein. (b) Except as otherwise provided in Section 2 of this Agreement, the PSUs shall be earned, if at all, based on the Company’s achievement of the following criteria (the “Performance Goals”) during the three-year period from January 1, 2023 through December 31, 2025 (the “Performance Period”) and following the Committee’s certification of the attainment of the Performance Goals, provided that, except as otherwise provided in Section 2 of this Agreement, Employee remains continuously employed through the end of the Performance Period: Performance At: Performance Goals Relative TSR vs. MSCI REIT Index (●% of award) Relative TSR vs. NAREIT HC REIT Index (●% of award) Net Debt to Adjusted Pro Forma EBITDA Ratio (●% of award) Key DE&I Metrics (●% of award) Maximum Target Threshold

2 #96297977v8 (c) The number of PSUs actually earned by the Employee during the Performance Period shall be as follows: Performance At: PSUs Relative TSR vs. MSCI REIT Index Relative TSR vs. NAREIT HC REIT Index Net Debt to Adjusted Pro Forma EBITDA Ratio Key DE&I Metrics Total Potential PSUs1 Maximum Target Threshold (d) Performance below the threshold level during the Performance Period results in no PSUs being earned with respect to the applicable Performance Goal. Performance above the maximum level results in no more than the maximum PSUs being earned with respect to the applicable Performance Goal. Performance between the threshold and maximum levels shall be calculated using linear interpolation. (e) For purposes of this Agreement: (i) “Key DE&I Metrics” means metrics related to diversity, equity and inclusion identified by the Compensation Committee as being indicative of the success of the Company’s diversity, equity and inclusion efforts and strategy. (ii) “Ratio of Net Debt to Adjusted Pro Forma EBITDA” refers to a simple average of such ratio, as publicly reported by the Company as of the end of each of the twelve (12) fiscal quarters occurring in the Performance Period. (iii) “Relative TSR vs. MSCI REIT Index” means the Company’s compound annual total stockholder return for the Performance Period compared to the compound annual total stockholder return of the MSCI U.S. REIT Index for the same period, in each case using the average closing price for the last 20 trading days at the end of the Performance Period and adjusted for dividends and stock splits as applicable. (iv) “Relative TSR vs. Nareit HC Index” means the Company’s compound annual total stockholder return for the Performance Period compared to the compound annual total stockholder return of the FTSE Nareit Equity Health Care Index for the same period, in each case using the average closing price for the last 20 trading days at the end of the Performance Period, and adjusted for dividends and stock splits, as applicable. 2. Termination of Employment; Change in Control. The PSUs will vest, if at all, as described in Section 1, except as otherwise provided in Section 3. Notwithstanding the foregoing: (a) In the event of the death or Disability of Employee or the retirement by Employee on or after the attainment of a combined number of age and years of service of at least 75, with a minimum age of 62 (“Retirement”), the PSUs will vest (without proration) as of the employment termination date, and Employee shall 1 Sum of potential PSUs at each applicable performance level, assuming equal attainment for each goal.

3 #96297977v8 be entitled to receive the corresponding number of Shares underlying such PSUs, based upon the greater of (i) actual performance through the applicable employment termination date (treating Employee’s employment termination date as the last day of the Performance Period), as certified by the Committee, or (ii) the target level set forth in Section 1 above. (b) In the event of a termination of Employee’s employment by the Company without Cause or by Employee with Good Reason (if and as such term is defined in Employee’s employment agreement or, if none, in Employee’s severance agreement or other similar written agreement with the Company), the PSUs will vest as of the employment termination date, and Employee shall be entitled to receive the corresponding number of Shares underlying such PSUs, at the maximum level set forth in Section 1 above. (c) In the event of a Qualifying Termination, the PSUs will vest as of the date of such Qualifying Termination (or, if later, the Change in Control), and Employee shall be entitled to receive the corresponding number of Shares underlying such PSUs, at the maximum level set forth in Section 1 above. For purposes of this Agreement, a “Qualifying Termination” occurs if, (x) within the six (6) months prior to the public announcement of a proposed transaction that culminates in a Change in Control (y) during the period following such public announcement and prior to the Change in Control or (z) within the twenty-four (24) months following a Change in Control, Employee’s employment is terminated by the Company without Cause or by Employee for Good Reason (if and as such term is defined in Employee’s employment agreement or, if none, in Employee’s written severance agreement or other similar written agreement with the Company); provided, that in the case of (x) or (y) the Qualifying Termination shall occur upon the date of the Change in Control. For avoidance of doubt, this clause (c) shall not apply if clause (b) already has been triggered. (d) In the event of a Change in Control without a Qualifying Termination on or prior to the final day of the Performance Period, performance with respect to the Performance Goals will be measured upon the Change in Control (treating the effective date of the Change in Control as the last day of the Performance Period). The PSUs will remain outstanding thereafter and will vest at the end of the original Performance Period, subject to the terms and conditions of this Agreement (including, but not limited to, Section 3). Following the end of the Performance Period, Employee shall be entitled to receive the corresponding number of Shares underlying such PSUs, based upon the greater of (i) actual performance through the date of the Change in Control, as certified by the Committee, or (ii) the target level set forth in Section 1 above; provided, that if Employee’s employment is terminated following the Change in Control by the Company without Cause, by Employee with Good Reason (if and as such term is defined in Employee’s employment agreement or, if none, in Employee’s severance agreement or other similar written agreement with the Company) or due to Employee’s Retirement, the PSUs will vest as of the employment termination date, and Employee shall be entitled to receive the corresponding number of Shares underlying such PSUs, at the maximum level set forth in Section 1 above. 3. Forfeiture of PSUs. If Employee’s employment by the Company is terminated for any reason other than death, Disability, Qualifying Termination, or Retirement or termination by the Company without Cause or by Employee with Good Reason (if and as such term is defined in Employee’s employment agreement or, if none, in Employee’s severance agreement or other similar written agreement with the Company), the right to receive Shares underlying any PSUs which have not vested in accordance with Section 2 of this Agreement shall be forfeited by Employee without additional consideration, and Employee shall have no further rights with respect thereto. All PSUs that are unearned based on the Company’s achievement of the Performance Goals during the Performance Period shall be immediately forfeited upon the expiration of the Performance Period. Upon notice given to the Board by Employee and in exchange for good and valuable consideration previously provided by Employee, Employee may elect to extend the duration of any non-competition or other restrictive covenants that apply to Employee pursuant to the Plan, an employment agreement, or other agreement with the Company. 4. Restriction on Transfers. Employee shall not Transfer any of his or her rights and interests under the PSUs described in this Agreement prior to the distribution of the underlying Shares pursuant to Section 6. For purposes of this Agreement, the term “Transfer” shall mean any sale, exchange, assignment, gift, encumbrance, lien, transfer by bankruptcy or judicial order, transfer by operation of law and all other types of transfers and dispositions, whether direct or indirect, voluntary or involuntary.

4 #96297977v8 5. Rights as Stockholder; Dividend Equivalents. (a) Unless and until a PSU has vested and the underlying Share has been distributed to Employee, Employee shall not be entitled to vote in respect of that PSU or Share. (b) Notwithstanding the foregoing, if the Company declares a cash or stock dividend on the Shares of Common Stock while the PSUs remain outstanding (including during any period of delayed settlement due to Employee being a Specified Employee), then, on the payment date of the dividend, a separate account maintained for Employee for bookkeeping purposes only on the books and records of the Company (the “Account”) shall be credited with dividend equivalents in an amount equal to the dividends that would have been paid to Employee if one Share of Common Stock had been issued on the Grant Date for each PSU granted to Employee as set forth in this Agreement. Interest may be credited on the dividend equivalents withheld at a rate and subject to such terms as determined by the Committee. (c) Dividend equivalents shall be subject to the same vesting and forfeiture restrictions (including, but not limited to, the Performance Goals) as the PSUs to which they are attributable and shall be paid on the same date that the PSUs to which they are attributable are settled in accordance with Section 6 hereof (or forfeited at the same time that the PSUs are forfeited). For purposes of clarity, if the maximum Performance Goal is achieved (or deemed to be achieved pursuant to the terms of this Agreement), the dividend Account will be paid at an amount based on the ultimate payout of PSUs earned at the maximum performance level, and if only the threshold Performance Goal is achieved, the dividend Account will be paid at an amount based on the ultimate payout of PSUs earned at the threshold performance level. The dividend Account for levels of performance between the foregoing levels of performance will be paid at interpolated amounts as described in Section 1(c). If no PSUs are earned, no amount in the Account will be paid. (d) Dividend equivalents credited to Employee’s Account shall be distributed in cash or, at the discretion of the Committee, in Shares of Common Stock having a Fair Market Value equal to the amount of dividend equivalents and interest, if any. (e) Except as provided in this Section 5, Employee will have no rights as a stockholder with respect to any Shares subject to the PSUs prior to the date on which he or she is recorded as the holder of those Shares on the records of the Company. 6. Timing and Form of Payment. Except as provided in Section 3, after the Committee has certified attainment of the Performance Goals following the end of the Performance Period, Employee will be entitled to receive a number of Shares equal to the total number of PSUs, if any, that are earned and vested as determined in Sections 1 or 2. Delivery of the Shares will be made as soon as administratively practicable after the vesting of the associated number of PSUs, and in any event, no later than sixty (60) days following the date on which such vesting occurs (provided that, for the avoidance of doubt, with respect to a Qualifying Termination, if the termination of Employee’s employment occurs prior to the date of the Change in Control, the date on which such vesting occurs with respect to PSUs that did not otherwise vest on or prior to such Qualifying Termination in accordance with Section 2(b)) shall be the date of the Change in Control). Shares will be credited to an account established for the benefit of Employee with the Company’s administrative agent. Employee will have full legal and beneficial ownership with respect to the Shares at that time. Notwithstanding the foregoing, Employee may elect to defer delivery of the Shares underlying the PSUs as permitted by the Committee, in accordance with Section 409A of the Code. 7. Compliance with Law. The issuance and transfer of Shares of Common Stock shall be subject to compliance by the Company and Employee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed. No Shares shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.

5 #96297977v8 8. Agreement Does Not Grant Employment Rights or Rights to Future Awards. The granting of PSUs shall not be construed as granting to Employee any right to employment by the Company. The right of the Company to terminate Employee’s employment at any time, for any reason, with or without cause, is specifically reserved. This Agreement does not obligate the Company to grant any number of PSUs to Employee in the future; provided, however, that if the Company does grant additional PSUs to Employee in the future, such award will contain terms substantially similar to Sections 2 and 3 hereof unless mutually agreed by the parties. 9. Tax Withholding. Employee hereby acknowledges that the Company will be obligated to withhold taxes for amounts hereunder whenever includable in Employee’s income and hereby agrees to make whatever arrangements are necessary to enable the Company to withhold as required by law, including without limitation the right to deduct from payments of any kind otherwise due to Employee. Employee shall have the right to elect to satisfy, in whole or in part, Employee’s tax withholding obligations by having the Company withhold Shares that would otherwise be distributable to Employee hereunder. 10. Miscellaneous. (a) Incorporation of Plan. Except as specifically provided herein, this Agreement is and shall be in all respects subject to the terms and conditions of the Plan, a copy of which Employee acknowledges receiving and the terms of which are incorporated by reference. (b) Recoupment of Awards. All Shares, including Shares that have been delivered or are deliverable in connection with the vesting of PSUs in accordance with Sections 1 or 2 of this Agreement, shall be subject to the terms and conditions, if applicable, of (i) any recoupment policy adopted by the Company pursuant to the requirements of Dodd-Frank Wall Street Reform and Consumer Protection Act or other law or the listing requirements of any national securities exchange on which the common stock of the Company is listed (such laws and listing requirements, taken together, the “Clawback Rules”); and (ii) any recoupment policy as may otherwise be adopted by the Company pursuant to Section 18.3 of the Plan, provided that the terms of any recoupment policy contemplated by clause (i) and clause (ii) of this Section 10(b) shall not be intended by the Company to be more onerous on Employee than other executive officers (within the meaning of Rule 3b-7 of the Exchange Act) of the Company (except to the extent required to meet the requirements of the Clawback Rules). (c) Captions. The captions and section headings used herein are for convenience only, shall not be deemed part of this Agreement and shall not in any way restrict or modify the context or substance of any section or paragraph of this Agreement. (d) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of laws rules. (e) Defined Terms. All capitalized terms not defined herein shall have the meanings set forth in the Plan, unless a different meaning is plainly required by the context. (f) Code Section 409A. This Agreement is intended to be exempt from or, in the alternative, to comply with Code Section 409A and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Code Section 409A. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Code Section 409A and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by Employee on account of non-compliance with Code Section 409A. Notwithstanding any other provision in this Agreement to the contrary, if Employee is a “specified employee” (as such term is defined for purposes of Code Section 409A) (a “Specified Employee”) at the time of his or her termination of employment, no amount that is subject to Code Section 409A and that becomes payable by reason of such termination of employment shall be paid to Employee before the earlier of (i) the expiration of the six-month period measured from the date of Employee's termination of employment, and (ii) the date of Employee’s death.

6 #96297977v8 IN WITNESS WHEREOF, the parties have executed this Agreement effective on and as of the date first above written. VENTAS, INC. By: Carey S. Roberts Executive Vice President, General Counsel and Corporate Secretary _________________________________________________ Debra A. Cafaro